SMA Relationship Trust	SAI Supplement

SMA Relationship Trust

Supplement to the Statement of Additional Information

June 30, 2015

Dear Investor,

The purpose of this supplement is to update the Statement of Additional Information (“SAI”) of SMA Relationship Trust (the “Trust”) dated April 30, 2015 regarding changes to the Board of Trustees of the Trust.

On June 5, 2015, E. Blake Moore, Jr. was appointed as an interested Trustee and member of the Distribution Committee.  In connection with these changes, the SAI is revised as follows:

1.
The third sentence of the first paragraph under the heading “Trustees and officers; principal holders and management ownership of securities—Board of Trustees—Organization of the Board” on page 53 is deleted in its entirety and replaced with the following:

The Board is comprised of six Independent Trustees that are not considered to be "interested persons" by reason of their relationship with the Trust's management or otherwise as defined under the 1940 Act and one Interested Trustee who is affiliated with the Advisor.

2.
The first sentence of the sixth paragraph under the heading “Trustees and officers; principal holders and management ownership of securities—Board of Trustees—Organization of the Board” on page 54 is deleted in its entirety and replaced with the following:

Ms. Cepeda, Mr. Roob, Mr. Thomas and Mr. Moore sit on the Trust's Distribution Committee, which has the responsibility, among other things, to: (i) review matters relating to the marketing, distribution and sales activities of the Fund; (ii) oversee the effectiveness of marketing, distribution and sales activities; and (iii) review any proposed distribution strategies and marketing activities relating to the sales of the shares of the Fund.

3.
The ninth paragraph under the heading “Trustees and officers; principal holders and management ownership of securities—Board of Trustees—Organization of the Board” on page 54 is deleted in its entirety and replaced with the following:

The Board believes that the existing Board structure for the Trust is appropriate because it allows the Independent Trustees to exercise independent judgment in evaluating the governance of the Trust and performance of the Funds' service providers, while also providing the Board with the invaluable insight of an Interested Trustee, who, as an officer of the Advisor, participates in the day-to-day management of the Trust's affairs, including risk management.

4.
The following sentence is added immediately after the last sentence of the second paragraph under the heading “Trustees and officers; principal holders and management ownership of securities—Board of Trustees —Trustee qualifications” on page 56:

In addition, the Board considered that E. Blake Moore, Jr. would contribute valuable experience due to his management position with the Advisor.

SMA Relationship Trust	SAI Supplement

5.
The third paragraph under the heading “Trustees and officers; principal holders and management ownership of securities—Board of Trustees —Trustee qualifications” on page 57 is deleted in its entirety and replaced with the following:

The Trustees and executive officers of the Trust, along with their principal occupations over the past five years and their affiliations, if any, with UBS Global AM, are listed below.

6.	The following information is added on page 58 after the “Independent trustees” table:

Interested trustee

Name, address and age	Position(s) held with Trust	Term of office1 and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in Fund complex overseen by trustee	Other directorships held by trustee during past 5 years
E. Blake Moore, Jr. 2; 57 1285 Avenue of the Americas New York, NY 10019-6028	Interested Trustee	Since June 2015
Mr. Moore is a Managing Director and head of Americas at UBS Global AM (since March 2015). Mr. Moore is a member of the UBS Global Asset Management Executive Committee and UBS Americas Executive Committee. Prior to joining UBS Global AM, he was Executive Vice President, head of Distribution at Mackenzie Investments in Canada for over three years.  Before this, he spent over six years at Allianz Global Investors in New York where he held a number of senior management roles.  Most recently, he was Chief Executive Officer, Allianz Global Investors Fund Management.  Prior to Allianz, he served as a member of the Executive Committee and Partner at Nicholas-Applegate Capital Management.
				Mr. Moore is a trustee of three investment companies (consisting of 30 portfolios) for which UBS Global AM serves as investment advisor or manager.	None.
1 Each Trustee holds office for an indefinite term.
2 Mr. Moore is considered to be an interested person of the Trust under the federal securities laws due to his position as an officer of UBS Global AM.

7.
The following information is added under the heading “Trustees and officers; principal holders and management ownership of securities—Information about trustee ownership of Fund shares” after the “Independent trustees” table on page 63:

Trustee	Dollar range of equity securities in trust†	Aggregate dollar range of equity securities in all registered investment companies overseen by trustee for which UBS Global AM or an affiliate serves as investment advisor, sub-advisor or manager†
Interested trustee
E. Blake Moore, Jr.	None	None

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

ZS-731